Exhibit 99.1

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CB Richard Ellis Group, Inc.

Worldwide

Business Activity 2007

Offices	400+*

Employees	29,000+**

Total Transaction Value	$264.2 billion

Property Sales (# of Transactions)	12,350

Property Sales (Transaction Value)	$180.1 billion

Property Leasing (# of Transactions)	45,250

Property Leasing (Transaction Value)	$84.1 billion

Property & Corporate Facilities Under Management	1.9 billion sq. ft.*

Loan Originations	$25.0 billion

Loan Servicing	$112.5 billion***

Investment Assets Under Management	$37.8 billion

Development in Process	$6.5 billion

Valuation & Advisory Assignments	109,125

*	includes affiliate offices
**	excludes approximately 4,700 affiliate employees
***	reflects loans serviced by GEMSA, a joint venture between CBRE|Melody and GE Capital Real Estate

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CB Richard Ellis Group, Inc.
Trammell Crow Company Combined

Worldwide

Business Activity 2006

Offices	400+*

Employees	24,000+**

Total Transaction Value	$242.7 billion

Property Sales (#of Transactions)	13,200

Property Sales (Transaction Value)	$159.6 billion

Property Leasing (#of Transactions)	47,450

Property Leasing (Transaction Value)	$83.1 billion

Property & Corporate Facilities Under Management	1.73 billion sq. ft.*

Loan Originations	$20.7 billion

Loan Servicing	95.4 billion***

Investment Assets Under Management	$28.6 billion

Development in Process	$5.4 billion

Valuation & Advisory Assignments	95,100

*	includes affiliate and partner offices
**	excludes approximately 5,000 affiliate and partner employees
***	reflects loans serviced by GEMSA, a joint venture between CBRE|Melody and GE Capital Real Estate

CB Richard Ellis Group, Inc.

Americas

Business Activity 2007

Offices	190+*

Employees	19,400+**

Total Transaction Value	$136.1 billion

Property Sales (# of Transactions)	7,025

Property Sales (Transaction Value)	$87.8 billion

Property Leasing (# of Transactions)	31,050

Property Leasing (Transaction Value)	$48.3 billion

Property & Corporate Facilities Under Management	1.1 billion sq. ft.*

Loan Originations	$25.0 billion

Loan Servicing	$110.5 billion***

Investment Assets Under Management	$18.6 billion

Development in Process	$6.5 billion

Valuation & Advisory Assignments	30,725

*	includes affiliate offices
**	excludes approximately 2,000 affiliate employees
***	reflects loans serviced by GEMSA, a joint venture between CBRE|Melody and GE Capital Real Estate

CB Richard Ellis Group, Inc.
Trammell Crow Company Combined

Americas

Business Activity 2006

Offices	200+*

Employees	19,250+**

Total Transaction Value	$130.7 billion

Property Sales (#of Transactions)	7,700

Property Sales (Transaction Value)	$82.5 billion

Property Leasing (#of Transactions)	34,200

Property Leasing (Transaction Value)	$48.2 billion

Property & Corporate Facilities Under Management	1.13 billion sq. ft.*

Loan Originations	$20.7 billion

Loan Servicing	$94.0 billion***

Investment Assets Under Management	$13.7 billion

Development in Process	$5.4 billion

Valuation & Advisory Assignments	25,000

*	includes affiliate and partner offices
**	includes affiliate and partner employees
***	reflects loans serviced by GEMSA, a joint venture between CBRE|Melody and GE Capital Real Estate

CB Richard Ellis Group, Inc.

EMEA

Business Activity 2007

Offices	134*

Employees	4,300+**

Total Transaction Value	$107.8 billion

Property Sales (# of Transactions)	2,350

Property Sales (Transaction Value)	$74.6 billion

Property Leasing (# of Transactions)	5,175

Property Leasing (Transaction Value)	$33.2 billion

Property & Corporate Facilities Under Management	281 million sq. ft.*

Loan Servicing	$2.0 billion

Investment Assets Under Management	$16.9 billion

Valuation & Advisory Assignments	60,725

*	includes affiliate offices
**	excludes approximately 1,450 affiliate employees

CB Richard Ellis Group, Inc.

EMEA

Business Activity 2006

Offices	128*

Employees	4,500+**

Total Transaction Value	$90.8 billion

Property Sales (# of Transactions)	3,050

Property Sales (Transaction Value)	$62.0 billion

Property Leasing (# of Transactions)	4,350

Property Leasing (Transaction Value)	$28.8 billion

Property & Corporate Facilities Under Management	242 million sq. ft.*

Loan Servicing	$1.4 billion

Investment Assets Under Management	$13.3 billion

Valuation & Advisory Assignments	55,100

*	includes affiliate and partner offices
**	includes affiliate and partner employees

CB Richard Ellis Group, Inc.

Asia Pacific

Business Activity 2007

Offices	84*

Employees	5,300+**

Total Transaction Value	$20.3 billion

Property Sales (# of Transactions)	2,975

Property Sales (Transaction Value)	$17.7 billion

Property Leasing (# of Transactions)	9,025

Property Leasing (Transaction Value)	$2.6 billion

Property & Corporate Facilities Under Management	511 million sq. ft.*

Investment Assets Under Management	$2.3 billion

Valuation & Advisory Assignments	17,675

*	includes affiliate offices
**	excludes approximately 1,250 affiliate employees

CB Richard Ellis Group, Inc.

Asia Pacific

Business Activity 2006

Offices	69*

Employees	5,500+**

Total Transaction Value	$21.3 billion

Property Sales (#of Transactions)	2,450

Property Sales (Transaction Value)	$15.1 billion

Property Leasing (#of Transactions)	8,900

Property Leasing (Transaction Value)	$6.2 billion

Property & Corporate Facilities Under Management	354 million sq. ft.*

Investment Assets Under Management	$1.6 billion

Valuation & Advisory Assignments	15,000

*	includes affiliate and partner offices
**	includes affiliate and partner employees

CB Richard Ellis Group, Inc.

Office Services

Worldwide

Business Activity 2007

Total Transaction Value	$125.9 billion

Property Leasing (# of Transactions)	26,700

Property Leasing (Transaction Value)	$44.0 billion

Property Sales (# of Transactions)	2,525

Property Sales (Transaction Value)	$81.9 billion

Loan Originations	$6.0 billion

Valuation & Advisory Assignments	25,975

CB Richard Ellis Group, Inc.

Office Services

The Americas

Business Activity 2007

Total Transaction Value	$70.1 billion

Property Leasing (# of Transactions)	19,150

Property Leasing (Transaction Value)	$34.4 billion

Property Sales (# of Transactions)	1,650

Property Sales (Transaction Value)	$35.7 billion

Loan Originations	$6.0 billion

Valuation & Advisory Assignments	5,350

CB Richard Ellis Group, Inc.

Industrial Services

Worldwide

Business Activity 2007

Total Transaction Value (Leasing and Sales)	$36.3 billion

Property Leasing (# of Transactions)	8,525

Property Leasing (Transaction Value)	$8.4 billion

Property Sales (# of Transactions)	3,100

Property Sales (Transaction Value)	$27.9 billion

Loan Originations	$1.5 billion

Valuation & Advisory Assignments	19,725

CB Richard Ellis Group, Inc.

Industrial Services

The Americas

Business Activity 2007

Total Transaction Value (Leasing and Sales)	$22.3 billion

Property Leasing (# of Transactions)	6,975

Property Leasing (Transaction Value)	$7.1 billion

Property Sales (# of Transactions)	1,800

Property Sales (Transaction Value)	$15.2 billion

Loan Originations	$1.5 billion

Valuation & Advisory Assignments	5,350

CB Richard Ellis Group, Inc.

Retail Services

Worldwide

Business Activity 2007

Total Transaction Value	$55.8 billion

Property Leasing (# of Transactions)	8,050

Property Leasing (Transaction Value)	$30.1 billion

Property Sales (# of Transactions)	1,725

Property Sales (Transaction Value)	$25.7 billion

Loan Originations	$3.9 billion

Valuation & Advisory Assignments	36,575

CB Richard Ellis Group, Inc.

Retail Services

The Americas

Business Activity 2007

Total Transaction Value	$13.2 billion

Property Leasing (# of Transactions)	4,675

Property Leasing (Transaction Value)	$5.2 billion

Property Sales (# of Transactions)	1,150

Property Sales (Transaction Value)	$8.0 billion

Loan Originations	$3.9 billion

Valuation & Advisory Assignments	8,300